Exhibit 21

LGI Subsidiaries
December 31, 2012

Name	Country
Arena Sport Rechte und Marketing GmbH	Germany
Asia Television Advertising LLC	USA-Delaware
Associated SMR, Inc.	USA-Delaware
Aster Marketing Sp. z o.o	Poland
At Media Sp. z o.o	Poland
atmedia Kft	Hungary
Bazuca.com, Chile S.A.	Chile
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cablecom Kabelkommunikation GmbH	Austria
Canal Cosmopolitan Latinoamérica, LLC	USA-Delaware
CBS Chellozone EMEA Channels Partnership	United Kingdom
C-Cure NV	Belgium
Centrina Sp z o.o	Poland
Chello Benelux Movieco Ltd	United Kingdom
Chello Central Europe Sp. z o.o	Poland
Chello Central Europe Srl	Romania
Chello Central Europe sro	Czech Republic
Chello Central Europe Zrt	Hungary
Chello Latin America LLC	USA-Delaware
Chello Movieco CE BV	Netherlands
Chello Movieco CE GP BV	Netherlands
Chello Movieco CE LP	USA-Delaware
Chello Movieco CE Services GmbH	Germany
Chello Movieco Holdings Ltd	United Kingdom
Chello Movieco Inc.	USA-Delaware
Chello Networks Srl	Romania
Chello Zone EMEA (2) Ltd.	United Kingdom
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Financing Partnership	USA-Delaware
Chellomedia Services Ltd.	United Kingdom
Chellomedia Servicos de Televisao do Brasil Ltda	Brazil

Name	Country
Chellozone (UK) Ltd.	United Kingdom
Chellozone India LLC	USA-Delaware
Chellozone Movieco (Cyprus) Ltd	Cyprus
Chellozone Movieco Asia Pte Ltd.	Singapore
Chorus Communications Ltd.	Ireland
Club Channel Ltd.	United Kingdom
Dianthus Sp. z o.o	Poland
Encore International LLC	USA-Colorado
Europe Acquisition, Inc.	USA-Delaware
Finance Center Telenet Sarl	Luxembourg
Focus Sat Romania Srl	Romania
Fulmar Sp. z o.o	Poland
Iesy Hessen Verwaltungs GmbH	Germany
Independent Wireless Cable Ltd.	Ireland
Inode AG	Liechtenstein
JimJam CEE Ltd.	United Kingdom
JimJam East LLC	Russia
JimJam Television Ltd.	United Kingdom
Kabel BW GmbH	Germany
Labesa Holding B.V.	Netherlands
LCPR Cayman Holding Inc.	Cayman Islands
LCPR Ventures LLC	USA-Delaware
Leo Cable LLC	USA-Delaware
Leo Cable LP	USA-Delaware
LGE Holdco III BV	Netherlands
LGE Holdco IV BV	Netherlands
LGI Broadband Operations, Inc.	USA-Delaware
LGI China Holdings B.V.	Netherlands
LGI China Holdings, Limited	Hong Kong
LGI DTH Ireland	Ireland
LGI International Holdings, Inc.	USA-Colorado
LGI International, Inc.	USA-Delaware
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
LGI Ventures Management, Inc.	USA-Delaware
LGJ Holdings LLC	USA-Delaware
Liberty Cablevision of Puerto Rico LLC	Puerto Rico
Liberty FA Holdings, Inc.	USA-Delaware
Liberty Global B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe, Inc.	USA-Delaware

Liberty Global Holding B.V.	Netherlands
Liberty Global Japan, LLC	USA-Delaware
Liberty Global Management, LLC	USA-Colorado
Liberty Global Operations B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Services II, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
Liberty Home Shop International, Inc.	USA-Colorado
Liberty International Cable Management, Inc.	USA-Colorado
Liberty Japan MC, LLC	USA-Delaware
Liberty Japan V, Inc.	USA-Delaware
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Delaware
Liberty Movies Australia Pty Limited	Australia
Liberty Programming Japan, LLC	USA-Delaware
Liberty Programming South America, LLC	USA-Colorado
Liberty South America, S.R.L.	Argentina
Liberty Uruguay, Inc.	USA-Delaware
Liberty VIV II, Inc.	USA-Delaware
LMI Japan Management, Inc.	USA-Delaware
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Delaware
MGM Channel Poland Ltd	United Kingdom
MGM Korea Holding LLC	Korea
MGM Programming Service India Private Ltd	India
Multicanal (Spain) Holding SLU	Spain
Multicanal Gestion Publicitaria, SLU	Spain
Multicanal Iberia SLU	Spain
Netfront Information Technology Ltd.	Hong Kong
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Outdoor TV Ltd.	United Kingdom
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Telecom N.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Delaware
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
RAE Regionalantenne Ermatingen AG	Switzerland
Reality TV Latin America S.C.A.	Uruguay
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Sentino S.A.	Uruguay
Sitel SA	Switzerland
Sky Vision Ltd.	Hong Kong

Sociedad Televisora CBC Limitada	Chile
Southam Chile S.A.	Chile
Stadtantenne Kreuzlingen AG	Switzerland
Suir Nore Relays Ltd.	Ireland
Tara Television Ltd.	Ireland
Telelavaux SA	Switzerland
Telenet Group Holding N.V.	Belgium
Telenet International Finance Sarl	Luxembourg
Telenet Luxembourg Finance Center Sarl	Luxembourg
Telenet Mobile NV	Belgium
Telenet NV	Belgium
Telenet Service Center NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
Trnavatel s.r.o.	Slovak Republic
T-VGAS NV	Belgium
UGC Australia BV	Netherlands
UIH Philippines Holdings, LLC	USA-Colorado
UIH SFCC Holdings L.P.	USA-Colorado
UIH SFCC II, LLC	USA-Colorado
UIH SFCC LP	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
United Asia\Pacific Communications, LLC	USA-Delaware
United AUN, LLC	USA-Colorado
United Austar Partners	USA-Colorado
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colorado
United Football Broadcasting B.V.	Netherlands
United Latin America Programming, LLC	USA-Colorado
UnitedGlobalCom, Inc.	USA-Delaware
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia KabelBW GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Services GmbH	Germany
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Belgium B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands

UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Republic
UPC Broadband UK Limited	United Kingdom
UPC Cablecom GmbH	Switzerland
UPC Central Europe Holding B.V.	Netherlands
UPC Ceska Republica Sro	Czech Republic
UPC Chile BV	Netherlands
UPC Chile Holding BV	Netherlands
UPC Chile Mobile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC DSL Telecom GmbH	Austria
UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg
UPC DTH Slovakia Sarl	Luxembourg
UPC Equipment BV	Netherlands
UPC Extra II B.V.	Netherlands
UPC Financing Partnership	USA-Delaware
UPC France Holding B.V.	Netherlands
UPC Germany Financing Holding GmbH	Germany
UPC Germany Holding B.V.	Netherlands
UPC Germany NewCo GmbH	Germany
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Luxembourg Holding B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Netwerk 2 BV	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Oberöstereich GmbH	Austria
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Real Estate s.r.o.	Czech Republic
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania
UPC Switzerland Holding BV	Netherlands
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Western Europe Holding B.V.	Netherlands
Video 2000 SA	Switzerland

VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movil S.A.	Chile
VTR Wireless SA	Chile
Westward Horizon Ltd	Ireland
Wicab GmbH	Switzerland
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcasting E! (Turkey) Ltd.	United Kingdom
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC (aka OOO "30YH BOCTOK")	Russia
Zone Kids Limited	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Vision (China) Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
ZUMB B.V.	Netherlands